UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date Earliest Event Reported):

March 10, 2022

Theseus Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40869	83-0712806
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

245 Main Street Cambridge, Massachusetts (Address of Principal Executive Offices)	02142 (Zip Code)

(857) 400-9491

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	THRX	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 2.02	Results of Operations and Financial Condition.

On March 10, 2022, Theseus Pharmaceuticals, Inc. (the “Company”) issued a press release announcing the Company’s financial results for the fourth quarter and full year ended December 31, 2021. A copy of this press release is furnished as Exhibit 99.1 and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On March 10, 2022, the Company released a corporate presentation that has been made available on the investor relations section of the Company’s website at https://ir.theseusrx.com/. The investor presentation is furnished as Exhibit 99.2 and is incorporated by reference herein.

The information in Item 2.02 and Item 7.01 of this Current Report on Form 8-K (including Exhibits 99.1 and 99.2 attached hereto) are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference into any filing by the Company, under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

No.	Description of Exhibit
99.1	Press release issued by Theseus Pharmaceuticals, Inc. on March 10, 2022
99.2	Theseus Pharmaceuticals, Inc. Corporate Presentation, dated March 10, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Theseus Pharmaceuticals, Inc.

By:	/s/ Bradford D. Dahms
	Name:	Bradford D. Dahms
	Title:	Chief Financial Officer

Date: March 10, 2022